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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                  FORM 8-K/A

                                Amendment No. 1

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  October 20, 1994



                             TERRA INDUSTRIES INC.
            (Exact name of registrant as specified in its charter)



            MARYLAND                    1-8520            52-1145429
(State or other jurisdiction of    (Commission File    (I.R.S. Employer
incorporation or organization)          Number)       Identification No.)


               TERRA CENTRE
            600 FOURTH STREET
              P.O. BOX 6000
            SIOUX CITY, IOWA               51102-6000
(Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code:  (712) 277-1340

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  Reference is made to the Current Report on Form 8-K filed by Terra Industries
Inc. on August 10, 1994. There is hereby added to such Form 8-K an Item 2 and an Item 7 as follows:

ITEM 2.  Acquisition or Disposition of Assets.
         ------------------------------------

  On October 20, 1994, Terra Industries Inc. ("Terra" or the "Company") acquired Agricultural Minerals and Chemicals Inc. ("AMCI") and consummated certain concurrent transactions. The Company previously announced, on August 9, 1994, that it had signed a definitive merger agreement to acquire AMCI from its shareholders who include Morgan Stanley Leveraged Equity Fund II and Transammonia, Inc. for $400 million, subject to an adjustment relating to AMCI's working capital. AMCI's estimated working capital at closing exceeded $86 million and, as a result, AMCI paid such excess (approximately $100 million) to the benefit of the former AMCI shareholders at closing. Concurrent with the acquisition of AMCI, Terra completed the public offering of its 9,700,000 Common Shares, the proceeds of which were used to finance, in part, such acquisition. In addition, the Company and its subsidiaries, including the former AMCI subsidiaries, concurrently borrowed funds for the acquisition, the retirement of certain indebtedness and the payment of certain related fees and expenses under a new credit agreement entered into with certain lenders and with Citibank, N.A. as agent.

  The Company's Registration Statement on Form S-3, as amended, (File No. 33-52493) relating to the public offering of its Common Shares, was declared effective by the Securities and Exchange Commission on October 13, 1994. The acquisition of AMCI and various concurrent transactions, including without limitation those described above, were consummated on the terms described in such Registration Statement. The Company's final prospectus filed on October 14, 1994 in connection with such Registration Statement on Form S-3, as amended, (File No. 33-52493) is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.
         ---------------------------------

  (a) Historical Financial Statements of AMCI are incorporated herein by reference to pages F-21 to F-41 of the Company's final prospectus filed on October 14, 1994 in connection with the Registration Statement on Form S-3, as amended, (File No. 33-52493).

  (b) Unaudited pro forma combined financial statements are incorporated herein by reference to pages 20 to 25 of the Company's final prospectus filed on October 14, 1994 in connection with the Registration Statement on Form S-3, as amended, (File No. 33-52493).





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  (c) Exhibits

      2 Merger Agreement dated as of August 8, 1994 among Terra Industries Inc., AMCI Acquisition Corp. and Agricultural Minerals and Chemicals Inc. without exhibits or schedules, filed as Exhibit 2 to the Company's Registration Statement on Form S-3, as amended, (File No. 33-52493), is incorporated herein by reference.

      4.1.1 Articles of Restatement of the Company filed with the State of Maryland on September 11, 1990, filed as Exhibit 3.1 to the Company's Form 10-K for the year ended December 31, 1990, is incorporated herein by reference.

      4.1.2 Articles of Amendment of the Company filed with the State of Maryland on May 5, 1992, filed as Exhibit 3.1.2 to the Company's Form 10-K for the year ended December 31, 1992, is incorporated herein by reference.

      *4.1.3 Articles Supplementary of the Company filed with the State of Maryland on October 13, 1994.

      4.1.4 Indenture dated as of October 15, 1993 among the Company (as successor by merger to Agricultural Minerals and Chemicals Inc.) and Society National Bank, filed as Exhibit 99.2 to the Company's Registration Statement on Form S-3, as amended, (File No. 33-52493), is incorporated herein by reference.

      4.2    By-Laws of the Company, as amended through August 7, 1991, filed as
             Exhibit 3 to the Company's Form 8-K dated September 30, 1991, is incorporated herein by reference.

      20 The Company's final prospectus filed on October 14, 1994 in connection with the Registration Statement on Form S-3, as amended, (File No. 33-52493), is incorporated herein by reference.

      *23    Consent of Ernst & Young LLP.

      99.1 Form of Methanol Hedging Agreement among Beaumont Methanol Corp. and The Morgan Stanley Leveraged Equity Fund II, L.P. as Counterparty, filed as Exhibit 99.1 to the Company's Registration Statement on Form S-3, as amended, (File No. 33-52493), is incorporated herein by reference.

      99.3 Agreement of Limited Partnership of Agricultural Minerals Company, L.P. dated as of December 4, 1991, filed as Exhibit 99.3 to the Company's Registration Statement on Form S-3, as amended, (File No. 33-52493), is incorporated herein by reference.

      99.4 Agreement of Limited Partnership of Agricultural Minerals, L.P. dated as of December 4, 1991, filed as Exhibit 99.4 to the Company's Registration Statement on Form S-3, as amended, (File No. 33-52493), is incorporated herein by reference.

      99.5 Form of Credit Agreement among Terra Industries Inc., Terra Capital, Inc., Agricultural Minerals, L.P., Certain Guarantors, Certain Lenders, Certain Issuing Banks and Citibank, N.A. without exhibits or schedules, filed as Exhibit 99.5 to the Company's Registration Statement on Form S-3, as amended, (File No. 33-52493), is incorporated herein by reference.

__________________________
*Filed herewith.

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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TERRA INDUSTRIES INC.



                                    By:    /s/ George H. Valentine
                                           -----------------------
                                           George H. Valentine
                                           Vice President, General Counsel
                                            and Corporate Secretary

Date:  November 3, 1994

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                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in this Form 8-K of Terra Industries Inc. of our report dated February 11, 1994, with respect to the consolidated financial statements of Agricultural Minerals and Chemicals Inc. included in the Terra Industries Inc. Registration Statement (Form S-3 No. 33-52493).



                                    By:  /s/ Ernst & Young LLP
                                         ------------------------------
                                         Ernst & Young LLP


Tulsa, Oklahoma
November 2, 1994

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                             TERRA INDUSTRIES INC.

                            ARTICLES SUPPLEMENTARY


  TERRA INDUSTRIES INC., a Maryland corporation, having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

  FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article SIXTH of the Charter of the Corporation, the Board of Directors has duly reclassified 19,125,000 shares of the Class A Shares, without par value, of the Corporation into 19,125,000 shares of Common Shares, without par value, of the Corporation.

  SECOND: The reclassification increases the number of shares classified as Common Shares, without par value, from 114,375,000 shares immediately prior to the reclassification to 133,500,000 shares immediately after the reclassification. The reclassification decreases the number of shares classified as Class A Shares, without par value, from 19,125,000 shares immediately prior to the reclassification to no shares immediately after the reclassification.

  THIRD: The terms of the Common Shares, without par value, (including, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption) are as provided in Section (1) of Article SIXTH of the Charter and remain unchanged by these Articles Supplementary.

  IN WITNESS WHEREOF, TERRA INDUSTRIES INC. has caused these presents to be signed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary on October 13, 1994.



WITNESS:                                TERRA INDUSTRIES INC.



/s/ Jane A. Rice                            By:  /s/ George H. Valentine
- - ---------------------------------                ------------------------------
Jane A. Rice, Assistant Secretary           George H. Valentine, Vice President

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  THE UNDERSIGNED, Vice President of TERRA INDUSTRIES INC., who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.



                    /s/ George H. Valentine
                    -----------------------------------
                    George H. Valentine, Vice President

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